Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. §1350, as adopted pursuant to

§906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Hemagen Diagnostics, Inc., the “Company”, on Form 10-K for the period ending September 30, 2010, (the “Report”), I, Catherine M. Davidson, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: December 23, 2010	/s/ CATHERINE M. DAVIDSON
Catherine M. Davidson Principal Financial Officer